UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2022

PRUDENTIAL FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

New Jersey	001-16707	22-3703799
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification Number)

751 Broad Street

Newark, New Jersey 07102

(Address of principal executive offices and zip code)

(973) 802-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, Par Value $.01	PRU	New York Stock Exchange
5.625% Junior Subordinated Notes	PRS	New York Stock Exchange
4.125% Junior Subordinated Notes	PFH	New York Stock Exchange
5.950% Junior Subordinated Notes	PRH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 13, 2022, the Board of Directors of Prudential Financial, Inc. (the “Company”) adopted amendments to the Company’s Amended and Restated By-Laws, effective immediately. The amendments amend the By-Laws as follows:

•

Article II, Section 1 (Meetings of Shareholders; Place of Meeting) has been amended to provide that a meeting of shareholders may be held solely or in part by means of remote communication to the extent the Board of Directors authorizes and adopts guidelines and procedures governing such a meeting.

•

Article III, Section 2 (Directors; Nomination of Directors) has been amended to provide that to be in proper written form, a shareholder’s notice to the Company’s Secretary pursuant to Section 2 of the By-Laws must set forth, among other things, a representation whether such shareholder intends or is part of a group which intends to deliver a proxy statement and/or form of proxy to holders of shares representing at least 67% of the voting power of the shares entitled to vote generally in the election of directors.

•

Article III, Section 15 (Directors; Proxy Access for Director Nominations) has been amended to provide that, at the request of the Company, the Shareholder Nominee (as defined in the By-Laws) must submit all completed and signed questionnaires prepared by the Company (including those required of the Company’s directors and officers and any other questionnaire the Company determines is necessary or advisable to assess whether the Shareholder Nominee will satisfy any qualifications or requirements imposed by the Company’s Certificate of Incorporation or By-Laws, any applicable law, rule, regulation or listing requirement, and any Company policies and guidelines applicable to directors).

•	In addition to the foregoing, the amendments include other clarifications, updates and non-substantive changes.

The foregoing description of the Company’s Amended and Restated By-Laws is qualified in all respects by reference to the text of the Amended and Restated By-Laws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

3.1	Amended and Restated By-Laws of Prudential Financial, Inc., effective September 13, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 13, 2022

PRUDENTIAL FINANCIAL, INC.

By:	/s/ Margaret M. Foran
Name:	Margaret M. Foran
Title:	Chief Governance Officer, Senior Vice President and Corporate Secretary